UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2019
_____________________

California Resources Corporation
(Exact Name of Registrant as Specified in Charter)
_____________________

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road, Suite 315 Santa Clarita, California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Company held its annual meeting of stockholders on May 8, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the California Resources Corporation Long-Term Incentive Plan, as amended and restated effective as of May 8, 2019 (the “Amended LTIP”). Awards may be made to eligible individuals under the Amended LTIP at the discretion of the Compensation Committee (or a subcommittee thereof) and the Board of Directors. The following is a brief description of the terms and conditions of the Amended LTIP.
Administration. Our Amended LTIP is administered by the Compensation Committee of the Board of Directors (the “Committee”), which is and will be composed of at least two of our independent directors. Subject to the provisions of the Amended LTIP, the Committee has the authority to select the participants who will receive the awards, to determine the type and terms of the awards, and to interpret and administer the Amended LTIP. The Committee may delegate to our CEO the authority to grant awards to any eligible person who is not then subject to Section 16 of the Securities Exchange Act of 1934, as amended, to the extent not inconsistent with applicable laws or regulations.
Shares Available for Grant. The Amended LTIP increases the number of shares of common stock authorized for awards under the plan by 2,575,000 shares, bringing the aggregate maximum number of shares of common stock authorized for grant to 7,275,000 (subject to adjustment as provided in the Amended LTIP). Under the Amended LTIP, no more than 7,275,000 shares of common stock (subject to adjustment as provided in the Amended LTIP) may be issued pursuant to incentive stock options. Shares of common stock covered by an award that expires or is forfeited, cancelled, or for any reason is terminated or fails to vest will be available for subsequent awards under the Amended LTIP. Shares of common stock covered by a stock option or stock appreciation right that expires or terminates prior to exercise and shares of restricted stock returned to us upon forfeiture will be available for subsequent awards. Shares of common stock tendered or withheld to satisfy an exercise price or tax withholding obligation for an award and shares of common stock we repurchase using stock option proceeds will not again be available for issuance under the Amended LTIP. Shares of common stock subject to stock options or stock appreciation rights that are exercised will not again be available for issuance under the plan.
Award Limits. The Amended LTIP includes a limit on the awards that can be made under the plan to each non-employee director. Under the Amended LTIP, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted under the plan to any individual non-employee director during any single calendar year cannot exceed $750,000, determined without regard to grants of awards made under the plan to a non-employee director during any period in which such individual was an employee or contractor (other than in the capacity of a non-employee director). Subject to the limitation of awards to non-employee directors described in the preceding sentence, the Amended LTIP also includes the following limits:

•
subject to adjustment as provided in the Amended LTIP, no individual may be granted stock options or stock appreciation rights during any calendar year with respect to more than 1,000,000 shares of common stock;

•
no individual may be granted other awards denominated in shares (other than stock options or stock appreciation rights) during any calendar year with respect to more than 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP); and

•
the maximum amount of compensation that may be paid under all performance-based awards that are not denominated in shares (including the fair market value of any shares of common stock paid in satisfaction of such performance-based awards) granted to any one individual during any calendar year may not exceed $20,000,000.

Types of Awards. Consistent with the terms of the plan prior to amendment and restatement, the following awards may be granted under the Amended LTIP: stock options, stock appreciation rights, restricted stock awards, stock bonuses, dividend rights or equivalents, performance-based awards, and any other awards that are valued, denominated, paid or otherwise based on or related to common stock. Cash awards may also be granted as separate awards, or as supplements to any other awards.
Vesting of Grants and Awards Following Change in Control. Generally, with respect to awards granted on or after May 4, 2016, in the event of a change in control while the holder of the award is employed by or otherwise providing services to the Company or an affiliate followed by a termination of employment or services as a result of the change in control, unless otherwise provided in an award agreement or overridden by the Committee, each such award will become immediately vested and fully exercisable upon such termination and any restrictions applicable to the award will lapse on that date.
The terms and conditions of the Amended LTIP are described in the section entitled “Proposal 4: Approval of the Amended and Restated California Resources Corporation Long-Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2019 (the “Proxy Statement”). The Company’s directors and executive officers are eligible to participate in the Amended LTIP. The foregoing description of the Amended LTIP is qualified in its entirety by reference to the full text of the Amended LTIP, which is filed as Annex B to the Proxy Statement and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy M. Pineci
Name:	Roy M. Pineci
Title:	Executive Vice President, Finance

DATED: May 16, 2019